UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 3, 2008

Max Capital Group Ltd.

(Exact Name of Registrant as Specified in its Charter)

Bermuda	000-33047	98-0584464
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Max House, 2 Front Street, Hamilton, Bermuda	HM 11
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (441) 295-8800

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On November 3, 2008, the Registrant issued a news release announcing financial results for the three months ended September 30, 2008. As reflected in the original news release, the figures appearing in the (1) Income Statement under (i) diluted earnings per share and (ii) diluted net operating earnings per share and (2) Non-GAAP Financial Measure Reconciliations under (i) net (loss) income per diluted share (ii) net realized losses on fixed maturities, net of tax and (iii) net operating (loss) income per diluted share were erroneous. The figures appearing in the attached tables and as stated in the attached release are accurate. A copy of the news release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with general instruction B.2 to Form 8-K, the information set forth in this Item 2.02 (including Exhibit 99.1) shall be deemed “furnished” and not “filed” with the Securities and Exchange Commission (“SEC”) for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 7.01	Regulation FD Disclosure

Beginning on November 4, 2008, executives of the Registrant will present to various investors the information about the Registrant described in the slides attached to this report as Exhibit 99.2. The slides set forth in Exhibit 99.2 are incorporated herein by reference.

The information in Item 7.01 of this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 7.01 of this report will not be incorporated by reference into any registration statement filed by the Registrant under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Registrant that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Registrant or any of its affiliates.

Safe Harbor for Forward-Looking Statements

Some of the statements in Exhibit 99.2 contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We intend that the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 apply to these forward-looking statements. Forward-looking statements are not statements of historical fact but rather reflect our current expectations, estimates and predictions about future results and events. These statements may use words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “predict,” “project” and similar expressions as they relate to us or our management. When we make forward-looking statements, we are basing them on management’s beliefs and assumptions, using information currently available to us. These forward-looking statements are subject to risks, uncertainties and assumptions. Factors that could cause such forward-looking statements not to be realized (which are described in more detail included or incorporated by reference herein and in other documents filed by us with the SEC) include, but are not limited to:

•	claims development;

•	general economic conditions and conditions specific to the reinsurance and insurance markets in which we operate;

•	pricing competition;

•	rating agency policies and practices;

•	catastrophic events;

•	the amount of underwriting capacity from time to time in the market;

•	material fluctuations in interest rates;

•	unexpected volatility associated with our investments;

•	tax and regulatory changes and conditions; and

•	loss of key executives.

Other factors, such as changes in U.S. and global equity and debt markets resulting from general economic conditions, market disruptions and significant interest rate fluctuations, foreign exchange rate fluctuations and changes in credit spreads, may adversely impact our investments or impede our access to, or increase the cost of, financing our operations and other factors described in our most recent Annual Report on Form 10-K filed with the SEC, as may be amended in subsequent Quarterly Reports on Form 10-Q. We caution that the foregoing list of important factors is not intended to be, and is not, exhaustive. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. If one or more risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we projected. Any forward-looking statements in Exhibit 99.2 reflect our current view with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. All subsequent written and oral forward-looking statements attributable to us or individuals acting on our behalf are expressly qualified in their entirety by this paragraph.

Item 8.01	Other Events.

On November 3, 2008, the Registrant issued a news release announcing the declaration by the Board of Directors of a dividend of $0.09 per share. The news release is attached hereto as Exhibit 99.3 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	News Release of Max Capital Group Ltd., dated November 3, 2008, announcing financial results for the three months ended September 30, 2008.

99.2	Slides from presentation by management.

99.3	News Release of Max Capital Group Ltd., dated November 3, 2008, announcing dividend declaration.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Max Capital Group Ltd.
(Registrant)

Date: November 4, 2008		/s/ Peter A. Minton
	Name:	Peter A. Minton
	Title:	Executive Vice President and Chief Operating Officer

Exhibit Index

Exhibit No.	Description
99.1	News Release of Max Capital Group Ltd., dated November 3, 2008, announcing financial results for the three months ended September 30, 2008.

99.2	Slides from presentation by management.

99.3	News Release of Max Capital Group Ltd., dated November 3, 2008, announcing dividend declaration.